SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 15, 2002 (August 14, 2002)

T/R SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Georgia	0-29045	58-1958870

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Oakbrook Drive, Norcross, Georgia	30093

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 448-9008

SIGNATURES
EXHIBIT INDEX
Press Release dated August 15, 2002

ITEM 5. OTHER EVENTS.

     On August 15, 2002, T/R Systems, Inc. (the “Company”) announced that, on August 14, 2002, it received a notification from the Listing Qualifications Department of the Nasdaq Stock Market, Inc., indicating that the Company’s common stock has not maintained the required minimum bid price for continued quotation on the Nasdaq National Market and is therefore subject to delisting, as more fully described in the press release attached hereto as Exhibit 99.1, which is hereby incorporated by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

Exhibit Number	Exhibit

99.1	Press release dated August 15, 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T/R SYSTEMS, INC.

	By:	/s/ Lyle W. Newkirk

Name: Lyle W. Newkirk
Title: Senior Vice President, Chief Financial Officer, Secretary and Treasurer
Date: August 15, 2002

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press release dated August 15, 2002